BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock iShares® Dynamic Allocation V.I. Fund

(the “Fund”)

Supplement dated March 26, 2019 to the Fund’s Prospectus

dated May 1, 2018, as supplemented to date

Effective immediately, the Fund’s Prospectus is amended as follows:

The subsection of the Prospectus entitled “Details about the Fund — Information About the ETFs — ETFs” is amended to add the following underlying exchange-traded fund to the table:

Fund Name	Investment Objective and Principal Investment Strategies
iShares Core S&P Total U.S. Stock Market ETF

The fund seeks to track the investment results of a broad-based index composed of U.S. equities.

The fund seeks to track the investment results of the S&P Total Market Index™ (the “Underlying Index”), which is comprised of the common equities included in the S&P 500® and the S&P Completion Index™. The Underlying Index consists of all U.S. common equities listed on the New York Stock Exchange (including NYSE Arca, Inc. and NYSE MKT), the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market and BATS Exchange, Inc. The securities in the Underlying Index are weighted based on the total float-adjusted market value of their outstanding shares. Securities with higher total float-adjusted market value have a larger representation in the Underlying Index. The S&P 500 measures the performance of the large-capitalization sector of the U.S. equity market. The S&P Completion Index measures the performance of the U.S. mid-, small- and micro-capitalization sector of the U.S. equity market. As of March 31, 2018, the S&P 500 and the S&P Completion Index included approximately 80% and 20%, respectively, of the market capitalization of the Underlying Index. The Underlying Index includes large-, mid-, small- and micro-capitalization companies. As of March 31, 2018, a significant portion of the Underlying Index is represented by securities of companies in the financials and information technology industries or sectors. The components of the Underlying Index are likely to change over time.

Shareholders should retain this Supplement for future reference.

PR-VARDAVI-0319SUP